Exhibit 99.1

                    GSI GROUP REPORTS FOURTH QUARTER RESULTS

  COMPANY REPORTS QUALIFICATIONS AT NEW ACCOUNTS AND BOOKINGS OF $91.1 MILLION

     BILLERICA, Mass., Feb. 21 /PRNewswire-FirstCall/ -- GSI Group Inc., (Nasdaq: GSIG), a supplier of precision motion components, lasers and laser systems, today announced financial results for the fourth quarter ended December 31, 2005.

     Revenue for the fourth quarter of 2005 was $66.5 million, as compared to $80.0 million for the fourth quarter of 2004. Net income was $4.4 million or $0.10 per diluted share for the fourth quarter of 2005 as compared to $8.6 million, or $0.21 per diluted share for the fourth quarter of 2004. These results compare to revenue of $62.6 million and net income of $2.0 million or $0.05 per diluted share in the third quarter of 2005.

     Revenue for the total year of 2005 was $260.8 million, as compared to $330.0 million for the total year 2004. Net income for the total year 2005 was $9.7 million or $0.23 per diluted share as compared to net income of $41.5 million or $0.98 per diluted share for the total year of 2004.

     "In the fourth quarter, we saw both a recovery in capital spending in our semiconductor market and a market share gain, particularly with existing customers. Last year we also earned qualification at two new semiconductor manufacturers and just recently became qualified at another significant account. These successful qualifications will make a portion of the market available to us, which was previously un-served by GSI," said Charles Winston, CEO of GSI Group.

     Winston continued, "Growing demand from the printed circuit board market, combined with an unanticipated order in the fourth quarter from the previously dormant mixed signal market are also positive signs for our business in the coming quarters."

     Fourth Quarter Business Highlights:

     * Bookings of $91.1 million increased $30.3 million from the third quarter 2005.
     * Two business segments reported strong increases in sequential bookings levels with the Systems Segment up 116% and Precision Motion up 23%.
     * The new M350 Wafer Trim system was introduced to increase throughput and accuracy.
     * Total Company gross margin rates increased to 42.9%, as compared to 39.4% in the third quarter 2005.
     * Cash, cash equivalents and marketable short-term investments increased $2.5 million to $96.0 million, from $93.5 million in the third quarter. Cash received in January 2006 from the sale of an unused Minnesota facility brings current cash levels above $100.0 million.

     Business Outlook:

     The Company anticipates the following results for the first quarter of 2006:

     *    Revenue to be in the range of $70.0 million to $75.0 million.
     * Gross margin rates to be approximately 41%, plus or minus 1 point depending on product mix.
     *    Diluted per share earnings to be in the range of $0.09 to $0.11.

     Dial In: February 22nd at 8:30am EDT

     GSI Group will host a conference call for investors at 8:30 a.m. Eastern Time on February 22nd. To participate, call 913-981-4902. A replay of the call will be available by dialing 719-457-0820. Access code: 7844127. The conference call also will be broadcast live over the Internet in listen-only mode at http://www.gsig.com.

     About GSI Group Inc.

     GSI Group Inc. supplies precision motion control products, lasers and laser-based advanced manufacturing systems to the global medical, semiconductor, electronics, and industrial markets. GSI Group Inc.'s common shares are listed on Nasdaq (GSIG).

     Certain statements in this news release may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the United States Securities Act of 1933 and
Section 21E of the United States Securities Exchange Act of 1934. These forward-looking statements may relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions, tax issues and other matters. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "objective" and other similar expressions. Readers should not place undue reliance on the forward- looking statements contained in this news release. Such statements are based on management's beliefs and assumptions and on information currently available to management and are subject to risks, uncertainties and changes in condition, significance, value and effect. Other risks include the fact that the Company's sales have been and are expected to continue to be dependent upon customer capital equipment expenditures, which are, in turn, affected by business cycles in the markets served by those customers. Other factors include volatility in the semiconductor industry, the risk of order delays and cancellations, the risk of delays by customers in introducing their new products and market acceptance of products incorporating subsystems supplied by the Company, similar risks to the Company of delays in its new products, our ability to continue to reduce costs and capital expenditures, our ability to focus R&D investment and integrate acquisitions, changes in applicable accounting standards, tax regulations or other external regulatory rules and standards, and other risks detailed in reports and documents filed by the Company with the United States Securities and Exchange Commission and with securities regulatory authorities in Canada. Such risks, uncertainties and changes in condition, significance, value and effect, many of which are beyond the Company's control, could cause the Company's actual results and other future events to differ materially from those anticipated. The Company does not, however, assume any obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

     GSI-G

     For more information contact: Investor Relations, 978-439-5511, Ray Ruddy, (ext. 6170)

                                 GSI GROUP INC.
                     CONSOLIDATED BALANCE SHEETS (Unaudited)
       (U.S. GAAP and in thousands of U.S. dollars, except share amounts)

                                                       December 31,    December 31,
                                                           2005            2004
                                                       ------------    ------------
                      ASSETS
Current
 Cash and cash equivalents                             $     69,286    $     82,334
 Short-term investments                                      26,757           2,995
 Accounts receivable, less allowance of $1,592
  (December 31, 2004 - $2,470)                               55,348          60,314
 Income taxes receivable                                      2,517           2,287
 Inventories                                                 63,475          60,319
 Deferred tax assets                                         10,630          13,094
 Other current assets                                        20,357          10,311
  Total current assets                                      248,370         231,654
Net property, plant and equipment
 and other long-term assets; including net
 intangible assets and goodwill                             125,074         154,510
                                                       $    373,444    $    386,164
       LIABILITIES AND STOCKHOLDERS' EQUITY
Current
 Accounts payable                                      $     14,998    $     18,462
 Income taxes payable                                         2,475           4,045
 Accrued compensation and benefits                            9,212          13,160
 Other accrued expenses                                      14,625          21,327
  Total current liabilities                                  41,310          56,994
Deferred compensation                                         2,576           2,178
Deferred tax liabilities                                     13,252          11,521
Other liability                                                   -              27
Accrued minimum pension liability                             9,750           9,881
  Total liabilities                                          66,888          80,601
Commitments and contingencies
Stockholders' equity
 Common shares, no par value;
  Authorized shares: unlimited;
  Issued and outstanding: 41,628,171
  (December 31, 2004 - 41,449,270)                          309,545         308,669
 Additional paid-in capital                                   3,339           3,289
 Retained earnings (accumulated deficit)                      7,688          (1,969)
 Accumulated other comprehensive loss                       (14,016)         (4,426)
  Total stockholders' equity                                306,556         305,563
                                                       $    373,444    $    386,164

                                 GSI GROUP INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
       (U.S. GAAP and in thousands of U.S. dollars, except share amounts)

                                    Three Months Ended             Twelve Months Ended
                               ----------------------------    ----------------------------
                               December 31,    December 31,    December 31,    December 31,
                                   2005            2004            2005            2004
                               ------------    ------------    ------------    ------------
Sales                          $     66,493    $     79,951    $    260,784    $    330,012
Cost of goods sold                   37,944          48,868         156,914         196,573
Gross profit                         28,549          31,083         103,870         133,439
Operating expenses:
 Research and
  development and
  engineering                         6,703           6,652          25,671          23,975
 Selling, general
  and administrative                 14,958          13,617          59,995          57,256
 Amortization of
  purchased intangibles               1,623           1,627           6,656           5,951
 Acquired in-process
  research and development                -             (40)              -             390
 Restructuring                          457             573             457             573
 Other                                  (50)              -            (355)              -
  Total operating
   expenses                          23,691          22,429          92,424          88,145
Income from operations                4,858           8,654          11,446          45,294
 Other income (expense)                (147)              -            (139)            104
 Interest income                        641             336           1,942             980
 Interest expense                      (169)           (104)           (291)           (263)
 Foreign exchange
  transaction gains
  (losses)                              315            (789)            906          (1,129)
Income before
 income taxes                         5,498           8,097          13,864          44,986
Income tax provision
 (benefit)                            1,118            (498)          4,207           3,515
Net income                     $      4,380    $      8,595    $      9,657    $     41,471
Net income per
 common share:
 Basic                         $       0.11    $       0.21    $       0.23    $       1.01
 Diluted                       $       0.10    $       0.21    $       0.23    $       0.98
Weighted average
 common shares
 outstanding (000's)                 41,618          41,281          41,548          41,124
Weighted average
 common shares
 outstanding for
 diluted net income
 per common share
 (000's)                             41,968          41,854          41,856          42,125

                                 GSI GROUP INC.
                CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
                  (U.S. GAAP and in thousands of U.S. dollars)

                                   Three months ended              Twelve months ended
                               ----------------------------    ----------------------------
                               December 31,    December 31,    December 31,    December 31,
                                   2005            2004            2005            2004
                               ------------    ------------    ------------    ------------
Cash flows from operating
 activities:
Net income                     $      4,380    $      8,595    $      9,657    $     41,471
Adjustments to
 reconcile net income
 to net cash provided by
 (used in)
 operating activities:
 Loss on sale of
  assets and investments                173               -             370              15
 Translation gain on
  liquidation of a
  subsidiary                              -               -               -            (119)
 Unrealized loss
  (gain) on derivatives                   -             123             (36)             35
 Acquired in-process
  research and development                -             (40)              -             390
 Stock-based compensation                36              22              52             (64)
 Depreciation and
  amortization                        3,351           3,856          13,716          13,618
 Deferred income taxes                  383          (2,709)         (2,465)        (15,385)
Changes in current assets
 and liabilities:
 Accounts receivable                 (4,347)          4,920           1,892            (992)
 Inventories                           (982)          1,149          (5,753)        (12,716)
 Other current assets                 2,405             258          (2,027)         (1,014)
 Accounts payable,
  accrued expenses,
  and taxes (receivable)
  payable                            (1,241)         (8,082)        (10,542)         10,158
Cash provided by
 operating activities                 4,158           8,092           4,864          35,397

Cash (used in)
 provided by investing
 activities                         (18,199)          7,937         (14,969)        (22,575)

Cash provided by
 financing activities                    88           1,263             850           3,232
Effect of exchange
 rates on cash and
 cash equivalents                      (931)          1,822          (3,793)          2,245
(Decrease) increase
 in cash and
 cash equivalents                   (14,884)         19,114         (13,048)         18,299
Cash and cash
 equivalents,
 beginning of period                 84,170          63,220          82,334          64,035
Cash and cash
 equivalents,
 end of period                 $     69,286    $     82,334    $     69,286    $     82,334

                                 GSI GROUP INC.
                  Consolidated Analysis By Segment (unaudited)
                           (thousands of U.S. dollars)

                                   Three Months Ended              Twelve Months Ended
                               ----------------------------    ----------------------------
                               December 31,    December 31,    December 31,    December 31,
                                   2005            2004            2005            2004
                               ------------    ------------    ------------    ------------
Sales:
Precision Motion
 Group                         $     35,274    $     35,456    $    139,914    $    152,726
Laser Group                           7,870          11,801          39,566          46,692
Laser Systems Group                  24,589          35,786          88,201         148,161
Intersegment sales
 elimination                         (1,240)         (3,092)         (6,897)        (17,567)
Total                          $     66,493    $     79,951    $    260,784    $    330,012

Gross profit %:
Precision Motion Group                 40.5%           35.4%           40.2%           36.8%
Laser Group                            31.4%           29.6%           31.7%           29.7%
Laser Systems Group                    47.4%           42.8%           39.6%           43.7%
Intersegment sales
 elimination                          (11.8)%           9.4%           (2.1)%           8.1%
Total                                  42.9%           38.9%           39.8%           40.4%

Segment income from
 operations:
Precision Motion Group         $      5,165    $      3,870    $     18,814    $     23,035
Laser Group                            (947)            287            (747)          1,517
Laser Systems Group                   4,981           9,289          10,462          40,846
Total by segment                      9,199          13,446          28,529          65,398
Unallocated amounts:
 Corporate expenses                   3,819           4,233          16,511          18,204
 Amortization of
  purchased intangibles
  not allocated
  to a segment                           26              26             106             937
 Acquired in-process
  research and development                -             (40)              -             390
 Restructuring                          457             573             457             573
 Other                                   39               -               9               -
Income from operations         $      4,858    $      8,654    $     11,446    $     45,294

                                 GSI GROUP INC.
          Consolidated Sales Analysis By Geographic Region (unaudited)
                           (millions of U.S. dollars)

                                                    Three months ended
                               ------------------------------------------------------------
                                    December 31, 2005                December 31, 2004
                               ----------------------------    ----------------------------
                                                  % of                            % of
                                  Sales           Total            Sales          Total
                               ------------   -------------    ------------   -------------
North America                  $       26.9              41%   $       21.9              28%
Latin and South America                 0.3               -             0.3               -
Europe (EMEA)                          10.8              16            15.1              19
Japan                                  11.0              17            31.4              39
Asia-Pacific, other                    17.5              26            11.2              14
 Total                         $       66.5             100%   $       79.9             100%

                                                    Twelve months ended
                               ------------------------------------------------------------
                                    December 31, 2005                December 31, 2004
                               ----------------------------    ----------------------------
                                                  % of                            % of
                                  Sales           Total            Sales          Total
                               ------------   -------------    ------------   -------------
North America                  $      104.8              40%   $      139.1              43%
Latin and South America                 1.4               1             1.4               -
Europe (EMEA)                          44.7              17            53.2              16
Japan                                  44.7              17            76.0              23
Asia-Pacific, other                    65.2              25            60.3              18
 Total                         $      260.8             100%   $      330.0             100%

Ray Ruddy, Investor Relations of GSI Group Inc., +1-978-439-5511 ext. 6170